U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 First Amended

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported) :April 23, 2005

                     WIRELESS BILLBOARDS TECHNOLOGIES, CORP.
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             (Exact Name Of Registrant As Specified In Its Charter)


                        Commission file number: 000-32313
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           NEVADA                                         86-1010346
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(State or other jurisdiction of              I.R.S. Employer Identification No.)
incorporation or organization)


          1100 - 789 West Pender Street, Vancouver, BC, V6C 1H2, Canada
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               (Address of principal executive office) (Zip Code)

                                  604-687-7492
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                           (Issuer's telephone number)


                                      None
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         (Former name and former address, if changed since last report)

Section 4 - Matters Related to Accountants and Financial Statements

     Item 4.01 Changes in Registrant's Certifying Accountant.

On April 23, 2005, the Company's principal accountant, Braverman International, P.C. of Prescott, Arizona resigned.

During our two recent fiscal year ended December 31, 2004, and the subsequent interim period through the date of resignation, there were no disagreements with Braverman and Company,P.C. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedure.

During  the past two years the  auditor's  report has not  contained  an adverse
opinion,  a  disclaimer  of  opinion,   or  was  qualified  or  modified  as  to
uncertainty, audit scope or accounting principles.

The resignation was due to a misunderstanding and communications between the Company and Braverman International, P.C.

On April 23, 2005, Braverman International, P.C. of Prescott, confirmed that the client-auditor relationship between Wireless BillboardsTechnology, Inc. and Braverman International, P.C., had been reinstated effective April 23, 2005.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements - none

     (b) Exhibits: The exhibits listed below are attached and filed as part of this report:

 Exhibits         Description
 --------         --------------
 4.1              Resignation letter from Braverman International, P.C.
 4.2              Reinstatement letter from Braverman International, P.C.
 16               Letter confirming agreement with disclosure on form 8k dated
                  April 23 from Braverman International, P.C..


                                   SIGNATURES

     In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, who are duly authorized.

                                Registrant: Desert Sky Consulting Services, Inc.
                                Date: June 30, 2005
                                /s/ Arshad Shah
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                                    Arshad Shah,  President and Director